                          SECURITIES AND EXCHANGE COMMISSION


                                Washington, DC  20549


                         ---------------------------------



                                      Form 8-K

                                   CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

                                   August 3, 1998
                               ----------------------
                                   Date of Report
                         (Date of earliest event reported)


                                 ALCIDE CORPORATION
  -----------------------------------------------------------------------------
              (Exact name of registrant as specified in its charter)

      Delaware                        0-12395                   22-2445061
  -----------------             -------------------         -------------------
  (State or other                (Commission File             (IRS Employer
  jurisdiction of                       No.)                 Identification No.)
   incorporation)

                            8561 154th Avenue North East
                                   Redmond, WA  98052
  -----------------------------------------------------------------------------
            (Address of principal executive offices, including zip code)

                                   (425) 882-2555
  -----------------------------------------------------------------------------
                (Registrant's telephone number, including area code)




                                                       Exhibit Index on Page 4
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Item 5.   Other Events

     On August 3, 1998, Alcide Corporation (the "Company") and Novus International, Inc. ("Novus") signed an Amendment to the Distributor Agreement dated May 21, 1997.

Item 7.   Financial Statement, Pro Forma financial information and Exhibits

Exhibit No.         Description
-----------         -----------
10.27               Amendment dated August 3, 1998, to Distributor Agreement by and between the Company and Novus International, Inc., dated
                    May 21, 1997.



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                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ALCIDE CORPORATION

     Dated August 11, 1998

                                   By /s/ John P. Richards
                                   ------------------------
                                   John P. Richards
                                   Executive Vice President
                                   and Chief Financial Officer



                                      3

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                                    EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------
10.27               Amendment dated August 3, 1998, to Distributor Agreement by and between the Company and Novus International, Inc., dated
                    May 21, 1997.





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